Exhibit 10.34

FIRST OMNIBUS AMENDMENT AND CONSENT

TO LOAN AND GUARANTY AGREEMENT AND

PLEDGE AND SECURITY AGREEMENT

THIS FIRST OMNIBUS AMENDMENT AND CONSENT TO LOAN AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 21, 2011 and is entered into by and among BrightSource Energy, Inc., a Delaware corporation (the “Borrower”), certain wholly-owned domestic subsidiaries of the Borrower listed on the signature pages hereto (the “Guarantors” and each a “Guarantor”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC. and HERCULES TECHNOLOGY II, L.P., as Lender (collectively, “Lender”), and is made with reference to (i) that certain LOAN AND GUARANTY AGREEMENT dated December 28, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”) by and among the Borrower, the Guarantors and Lender and (ii) that certain PLEDGE AND SECURITY AGREEMENT dated December 28, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Pledge and Security Agreement”) by and among the Borrower, each of the Grantors party thereto and Hercules Technology Growth Capital, Inc., as collateral agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement and the Pledge and Security Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Lender consent to the Borrower and certain of the other Loan Parties entering into the Transaction (as defined below) and waiving certain provisions and requirements set forth in the Loan Documents with respect to the Transaction (as defined below) as provided for herein;

WHEREAS, the Credit Parties also have requested that Lender agree to amend certain provisions of the Loan Agreement as provided for herein;

WHEREAS, the Credit Parties also have requested that Lender agree to amend certain provisions of the Pledge and Security Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Lender is willing to consent to the Transaction (as defined below), waive certain provisions and requirements set forth in the Loan Documents with respect to the Transaction (as defined below) and agree to such amendments relating to the Loan Agreement and the Pledge and Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. CONSENT TO THE TRANSACTION AND WAIVER OF CERTAIN PROVISIONS AND REQUIREMENTS SET FORTH IN THE LOAN DOCUMENTS WITH RESPECT TO THE TRANSACTION

1.1 Background Regarding the Transaction. To finance the development, construction, ownership and operation of certain solar thermal electric generating plants and certain common facilities serving such plans (hereinafter, the “Ivanpah Facilities”), Borrower and certain of its Affiliates (the “Borrower Parties”) desire to enter into the transactions and agreements contemplated by (i) that certain Common Agreement to be entered into by and among Solar Partners I, LLC (“Solar I”), the U.S. Department of Energy (“DOE”) and PNC Bank, National Association, doing business as Midland Loan Services, a division of PNC Bank, National Association (the “Administrative Agent”), (ii) that certain Common Agreement to be entered into by and among Solar Partners II, LLC (“Solar II”), DOE and the Administrative Agent, (iii) that certain Common Agreement to be entered into by and among Solar Partners VIII, LLC (“Solar VIII”), DOE and the Administrative Agent, (iv) that certain Ivanpah I Equity Participation Agreement, to be entered into by and among Borrower, BrightSource Ivanpah Holdings, LLC (“Sponsor Investor”), an Affiliate of NRG Energy, Inc. (“NRG Investor”), and an Affiliate of Google, Inc. (“Google Investor”), (v) that certain Ivanpah II Equity Participation Agreement, to be entered into by and among Borrower, Sponsor Investor, NRG Investor and Google Investor, (vi) that certain Ivanpah III Equity Participation Agreement, to be entered into by and among Borrower, Sponsor Investor, NRG Investor and Google Investor, (vii) that certain Equity Funding Agreement, to be entered into by and among Borrower, Sponsor Investor, NRG Solar LLC (“NRG Solar”), an Affiliate of Google, Inc. (“Google Investor Equity”), Solar I, DOE and the Administrative Agent, (viii) that certain Equity Funding Agreement, to be entered into by and among Borrower, Sponsor Investor, NRG Solar, Google Investor Equity, Solar II, DOE and the Administrative Agent, (ix) that certain Equity Funding Agreement, to be entered into by and among Borrower, Sponsor Investor, NRG Solar, Google Investor Equity, Solar VIII, DOE and the Administrative Agent; and (x) that certain Limited Liability Company Agreement of Ivanpah Master Holdings, LLC among Sponsor Investor, NRG Investor and Google Investor (the current and future obligations of the Borrower Parties under the transactions and agreements contemplated by such agreements, the “Transaction”).

1.2 Consent to the Transaction. Lender hereby consents, acknowledges, and agrees, in all respects, to the entry of the Borrower Parties into the Transaction and the performance of the Borrower Parties’ obligations thereunder, and hereby waives, for all purposes with respect to the Transaction, the following provisions of the Loan Agreement to the extent such provisions prohibit or conflict with the entry of the Borrower Parties into the Transaction and the performance of the Borrower Parties’ obligations thereunder: (i) Section 7.1 (Indebtedness); provided, however, that such carve-out shall not be applicable to Indebtedness for borrowed money except Indebtedness for borrowed money arising under that certain Loan Agreement between BrightSource Ivanpah Fundings, LLC and BDC Ivanpah LLC, to be entered into concurrently with or promptly following the Transaction, representing a loan by BDC Ivanpah LLC to BrightSource Ivanpah Fundings, LLC, not to exceed a principal amount of $20,000,000 (hereinafter, the “Bechtel Loan”); Section 7.2 (Liens); provided, however, that such carve-out shall not be applicable to Liens incurred in connection with Indebtedness for borrowed money except Liens incurred in connection with the Bechtel Loan and that no such Liens shall be granted on any asset of the Borrower (except Permitted Liens); Section 7.5 (Restrictions on

Distributions); Section 7.6 (Investments); and Section 7.13 (Amendments or Waivers of Organizational Documents and Material Project Documents). Also, for the avoidance of doubt, Lender acknowledges and agrees that each of Ivanpah Master Holdings, LLC, Ivanpah Project I Holdings, LLC, Ivanpah Project II Holdings, LLC, Ivanpah Project III Holdings, LLC, Solar I, Solar II, and Solar VIII shall not be considered an Affiliate or a Subsidiary of Borrower for purposes of compliance with the covenants set forth in the Loan Agreement. The parties hereto further acknowledge and agree that this Amendment satisfies all of the conditions of the Loan Agreement with respect to consents and waivers for the Transaction.

SECTION II. AMENDMENTS TO LOAN AGREEMENT

2.1	Amendments to Section 1.1.

A. New Defined Terms. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“BSAH” means BrightSource Asset Holdings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of the Borrower.

“BSIF” means BrightSource Ivanpah Fundings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of BSAH.

“BSIH” means BrightSource Ivanpah Holdings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of BSIF.

“Excluded Subsidiaries” means, collectively, BSIF and BSIH.

“First Amendment” means that certain First Omnibus Amendment and Consent to Loan and Guaranty Agreement and Pledge and Security Agreement dated as of March 21, 2011 among the Borrower, the Guarantors listed on the signature pages thereto and Lender.

“First Amendment Effective Date” has the meaning given to such term in the First Amendment.

B. Amendments to Defined Terms. Section 1.1 of the Loan Agreement is hereby amended as follows:

1. The definition of “Guarantor” is hereby amended to read in its entirety as follows:

“Guarantor” means each of BSCM, BSAH, and each Person that executes a Joinder Agreement and/or Pledge Supplement (as defined in the Collateral Documents) subsequent to the Discharge in full of the Senior Indebtedness pursuant to Section 6.8; provided, however, that notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, BSAH shall not be required to execute and deliver a Pledge Supplement to Lender.

2. Clause (x) of the definition of “Permitted Transfers” is hereby amended to read in its entirety as follows:

(x) prior to the Discharge of the Senior Indebtedness, transfers of the existing Equity Interests of any Project Company or any Project to to-be-formed wholly-owned, direct or indirect Subsidiaries of the Borrower so long as such transfer is done in connection with any anticipated sale of Equity Interests followed by, on the closing of such sale, the mandatory prepayment on terms and conditions set forth in Section 2.8.

2.2	Amendments to Section 4.1.

Section 4.1 of the Loan Agreement is amended by changing the word “Each” at the beginning of the first sentence thereof and replacing it with the phrase “As of the First Amendment Effective Date, each”.

2.3	Amendments to Section 4.2.

Section 4.2 of the Loan Agreement is amended by (i) changing the phrase in the third line thereof from “as of the date hereof” to “as of the First Amendment Effective Date”, and (ii) changing the phrase in the last line thereof from “as of the Closing Date” to “as of the First Amendment Effective Date”.

2.4	Amendment to Section 4.12(b).

Section 4.12(b) of the Loan Agreement is amended by changing the phrase in the first line thereof from “As of the Closing Date” to “as of the First Amendment Effective Date”.

2.5	Amendment to Section 6.8.

The second sentence of Section 6.8 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

At all times after the Discharge of the Senior Indebtedness, Borrower (i) shall promptly (within 20 days after such discharge) cause all then existing Domestic Subsidiaries (other than any Dormant Subsidiary, any Excluded Subsidiary or BSAH) to execute and deliver to Lender a Pledge Supplement, (ii) shall promptly (within 20 days after such discharge) cause all then existing Domestic Subsidiaries (other than any Dormant Subsidiary or any Excluded Subsidiary) to execute and deliver to Lender a Joinder Agreement to become a Guarantor hereunder, and (iii) notify Lender of each Subsidiary formed subsequent to the Discharge in full of the Senior Indebtedness, and promptly (within 20 days after the formation thereof) cause any such newly formed Domestic Subsidiary (other than a Dormant Subsidiary) to execute and deliver to Lender a Joinder Agreement to become a Guarantor hereunder and a Pledge Supplement. In furtherance of the foregoing, Borrower hereby covenants that BSAH shall not hold any other assets other than the Equity Interests in BSIF unless BSAH promptly executes and delivers to Lender a Pledge Supplement granting to Lender a Lien on such other assets.

2.6	Amendment to Section 7.5.

Section 7.5 is hereby amended by adding the phrase “(other than any Excluded Subsidiary)” immediately after the phrase “nor shall it permit any of its Subsidiaries” appearing in the first and second lines of this provision.

2.7	Amendment to Section 7.7.

Section 7.7 is hereby amended by changing the reference from “at least sixty percent (60%)” appearing in the fifth line thereof to “at least one hundred percent (100%)”.

2.8	Addition of New Section 7.16.

A new Section 7.16 is hereby added to the Loan Agreement immediately after Section 7.15 of the Loan Agreement to read in its entirety as follows:

7.16 Restrictions with Respect to BSAH and the Excluded Subsidiaries.

Borrower shall not (a) permit BSAH or either of the Excluded Subsidiaries to (i) create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness or (ii) create, incur, assume or permit to exist any Lien on or with respect to any such Subsidiary’s property or assets of any kind, or (b) create, incur, assume or permit to exist any Lien on or with respect to the Equity Interests of BSAH or either of the Excluded Subsidiaries, in each case other than in favor of the Lender or in connection with the on-going development of the Projects (including, without limitation, the loan from Bechtel Corporation or one of its affiliates to BSIF).

2.9	Amendment to Schedules 4.1, 4.2, 4.12(b), 7.5 and 7.11.

Schedules 4.2, 4.12(b), 7.5 and 7.11 of the Loan Agreement are hereby amended to read in their entirety as set forth on Attachment 1 hereto.

SECTION III. AMENDMENTS TO PLEDGE AND SECURITY AGREEMENT

3.1	Amendment to Section 1.1.

Section 1.1 of the Pledge and Security Agreement is hereby amended by adding the following definition in appropriate alphabetical sequence:

“Excluded Equity Interests” shall mean the Equity Interests of BSAH, BSIF and BSIH.

3.2	Amendment to Section 2.1.

Section 2.1 of the Pledge and Security Agreement is hereby amended by deleting the existing clause (i) and replacing it with the following:

(i) Investment Related Property (including, without limitation, Deposit Accounts but specifically excluding Excluded Equity Interests);

3.3	Amendments to Schedules 5.1, 5.2 and 5.4.

Schedules 5.1, 5.2 and 5.4 of the Pledge and Security Agreement are hereby amended to read in their entirety as set forth on Attachment 2 hereto.

SECTION IV. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Execution. Lender shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties.

B. Discharge of Senior Indebtedness; Release of Liens Held by Senior Lenders Collateral Agent. The Senior Indebtedness shall have been discharged and the all Liens held by the Senior Lenders Collateral Agent with respect to the Senior Indebtedness shall have been released.

C. Fees. Lender shall have received all fees and other amounts due and payable pursuant to Section 12.11 of the Loan Agreement on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out of pocket expenses required to be reimbursed or paid by the Borrower thereunder or under any other Loan Document.

D. Other Documents. Lender shall have received such other documents, information or agreements regarding the Credit Parties as Lender may reasonably request.

SECTION V. REPRESENTATIONS AND WARRANTIES

In order to induce Lender to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof:

A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”), the Pledge and Security Agreement as amended by this Amendment (the “Amended Pledge and Security Agreement” and, together with the Amended Loan Agreement, the “Amended Agreements”) and the other Loan Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreements and the other Loan Documents have been duly authorized by all necessary action on the part of each Credit Party.

C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreements and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section V.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreements, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Amendment and the Amended Agreements have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F. Incorporation of Representations and Warranties from Loan Agreement. The representations and warranties contained in Section 4 of the Amended Loan Agreement and Section 5 of the Amended Pledge and Security Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VI. ACKNOWLEDGMENT AND CONSENT

Each Guarantor that is to remain a Guarantor hereunder after the effectiveness of this Amendment hereby acknowledges that it has reviewed the terms and provisions of the Loan Amendment, the Pledge and Security Agreement and this Amendment and consents to the amendment of the Loan Agreement and the Pledge and Security Agreement effected pursuant to this Amendment. Each Guarantor that is to remain a Guarantor hereunder after the effectiveness of this Amendment hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor that is to remain a Guarantor after the effectiveness of this Amendment acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor that is to remain a Guarantor after the effectiveness of this Amendment represents and warrants that all representations and warranties contained in the Amended Agreements and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor that is to remain a Guarantor after the effectiveness of this Amendment acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

SECTION VII. MISCELLANEOUS

A. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(ii) On and after the First Amendment Effective Date, each reference in the Pledge and Security Agreement to “this Amendment”, “hereunder”, “hereof”,

“herein” or words of like import referring to the Pledge and Security Agreement, and each reference in the other Loan Documents to the “Pledge and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Pledge and Security Agreement as amended by this Amendment.

(iii) This Amendment is a “Loan Document” under and as defined in the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(iv) Except as specifically amended by this Amendment, the Loan Agreement, the Pledge and Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(v) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Loan Agreement, the Pledge and Security Agreement or any of the other Loan Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	BRIGHTSOURCE ENERGY, INC.

	By:	/s/ Jack Jenkins-Stark
	Name:	Jack Jenkins-Stark
	Title:	Chief Financial Officer

REMAINING GUARANTOR :	BRIGHTSOURCE CONSTRUCTION MANAGEMENT, INC.

	By:	/s/ Jack Jenkins-Stark
	Name:	Jack Jenkins-Stark
	Title:	Chief Financial Officer

DEPARTING GUARANTORS:	SOLAR PARTNERS I, LLC

By: BrightSource Energy, Inc., as Managing Member

	By:	/s/ Jack Jenkins-Stark
		Name:	Jack Jenkins-Stark
		Title:	Chief Financial Officer

SOLAR PARTNERS II, LLC

By: BrightSource Energy, Inc., as Managing Member

	By:	/s/ Jack Jenkins-Stark
		Name:	Jack Jenkins-Stark
		Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT AND CONSENT TO

LOAN AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT]

SOLAR PARTNERS VIII, LLC

By: BrightSource Energy, Inc., as Managing Member

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

BRIGHTSOURCE IVANPAH FUNDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

BRIGHTSOURCE IVANPAH HOLDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

IVANPAH MASTER HOLDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT AND CONSENT TO

LOAN AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT]

IVANPAH PROJECT I HOLDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

IVANPAH PROJECT II HOLDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

IVANPAH PROJECT III HOLDINGS, LLC, as Guarantor

By:	/s/ Jack Jenkins-Stark
Name:	Jack Jenkins-Stark
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT AND CONSENT TO

LOAN AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT]

LENDERS:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Martitsch
	Name:	K. Nicholas Martitsch
	Title:	Associate General Counsel

HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ K. Nicholas Martitsch
	Name:	K. Nicholas Martitsch
	Title:	Associate General Counsel

[SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT AND CONSENT TO

LOAN AND GUARANTY AGREEMENT AND PLEDGE AND SECURITY AGREEMENT]

ATTACHMENT 1

SCHEDULE 4.1 TO

LOAN AND GUARANTY AGREEMENT

JURISDICTIONS OF ORGANIZATION AND QUALIFICATION

BrightSource Energy, Inc. Entity Name	State/Country of Incorporation	Date of Incorporation	Ownership	Qualified in Other States

BrightSource Energy, Inc. (“BSE”)	Delaware	Aug 17, 2006	N/A	California Arizona Nevada

BrightSource Asset Holdings, LLC (“BSAH”)	Delaware	Feb 23, 2011	BSE-100%	—

BrightSource Industries (Israel) Ltd. (“BSII”)	Israel	May 02, 2004	BSE-100%	—

BrightSource Ivanpah Fundings, LLC (“BSIF”)	Delaware	Feb 23, 2011	BSAH-100%	—

BrightSource Ivanpah Holdings, LLC	Delaware	Feb 23, 2011	BSIF-100%	—

BrightSource Operations (Israel) Ltd. (“BSOI”)	Israel	Sep 01, 2010	BSE-100%	—

BrightSource Construction Management, Inc. (“BSCM”)	Delaware	Sep 25, 2007	BSE-100%	California Nevada

BrightSource Energy Australia Pty Ltd	Australia	Feb 3, 2010	BSE-100%	—

Solar Partners III, LLC	Delaware	Jan 04, 2007	BSE-100%	California

Solar Partners IV, LLC	Delaware	Mar 07, 2007	BSE-100%	California

Solar Partners V, LLC	Delaware	Mar 07, 2007	BSE-100%	California

Solar Partners VI, LLC	Delaware	Mar 26, 2007	BSE-100%	California

Solar Partners VII, LLC	Delaware	Apr 09, 2007	BSE-100%	Nevada

Solar Partners IX, LLC	Delaware	Apr 09, 2007	BSE-100%	California

Solar Partners X, LLC	Delaware	Apr 09,2007	BSE-100%	California

Solar Partners XI, LLC	Delaware	Sep 25, 2007	BSE-100%	Nevada

Solar Partners XII, LLC	Delaware	Oct 10, 2007	BSE-100%	California New Mexico

Solar Partners XIII, LLC	Delaware	Oct 10, 2007	BSE-100%	New Mexico

Solar Partners XIV, LLC	Delaware	Oct 10, 2007	BSE-100%	California New Mexico

Solar Partners XV, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XVI, LLC	Delaware	Oct 10, 2007	BSE-100%	New Mexico

BrightSource Energy, Inc. Entity Name	State/Country of Incorporation	Date of Incorporation	Ownership	Qualified in Other States
Solar Partners XVII, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XVIII, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XIX, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XX, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XXI, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XXII, LLC	Delaware	Mar 6, 2009	BSE-100%	California

Solar Partners XXIII, LLC	Delaware	Mar 6, 2009	BSE-100%	California

Rebel Hidden Valley, LLC	Delaware	Sep 12, 2008	BSE-100%	Nevada

Wildcat Abrams, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Jojoba, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Harcuvar South, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Pinal West, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Quartzsite, LLC (formerly Wildcat Saguaro, LLC)	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat White Hills, LLC	Delaware	Jan 26, 2009	BSE-100%	Arizona

SCHEDULE 4.1-2

SCHEDULE 4.2 TO

LOAN AND GUARANTY AGREEMENT

EQUITY INTERESTS AND OWNERSHIP

Part I

BrightSource Energy, Inc. (“BSE”) Entity Name	State/Country of Incorporation	Date of Incorporation	Ownership	Qualified in Other States
BrightSource Asset Holdings, LLC (“BSAH”)	Delaware	Feb 23, 2011	BSE-100%	—

BrightSource Industries (Israel) Ltd. (“BSII”)	Israel	May 02, 2004	BSE-100%	—

BrightSource Ivanpah Fundings, LLC (“BSIF”)	Delaware	Feb 23, 2011	BSAH-100%	—

BrightSource Ivanpah Holdings, LLC	Delaware	Feb 23, 2011	BSIF-100%	—

BrightSource Operations (Israel) Ltd. (“BSOI”)	Israel	Sep 01, 2010	BSE-100%	—

BrightSource Construction Management, Inc. (“BSCM”)	Delaware	Sep 25, 2007	BSE-100%	California Nevada

BrightSource Energy Australia Pty Ltd	Australia	Feb 3, 2010	BSE-100%	—

Solar Partners III, LLC	Delaware	Jan 04, 2007	BSE-100%	California

Solar Partners IV, LLC	Delaware	Mar 07, 2007	BSE-100%	California

Solar Partners V, LLC	Delaware	Mar 07, 2007	BSE-100%	California

Solar Partners VI, LLC	Delaware	Mar 26, 2007	BSE-100%	California

Solar Partners VII, LLC	Delaware	Apr 09, 2007	BSE-100%	Nevada

Solar Partners IX, LLC	Delaware	Apr 09, 2007	BSE-100%	California

Solar Partners X, LLC	Delaware	Apr 09,2007	BSE-100%	California

Solar Partners XI, LLC	Delaware	Sep 25, 2007	BSE-100%	Nevada

Solar Partners XII, LLC	Delaware	Oct 10, 2007	BSE-100%	California New Mexico

Solar Partners XIII, LLC	Delaware	Oct 10, 2007	BSE-100%	New Mexico

Solar Partners XIV, LLC	Delaware	Oct 10, 2007	BSE-100%	California New Mexico

Solar Partners XV, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XVI, LLC	Delaware	Oct 10, 2007	BSE-100%	New Mexico

Solar Partners XVII, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XVIII, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XIX, LLC	Delaware	Oct 10, 2007	BSE-100%	California

BrightSource Energy, Inc. (“BSE”) Entity Name	State/Country of Incorporation	Date of Incorporation	Ownership	Qualified in Other States
Solar Partners XX, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XXI, LLC	Delaware	Oct 10, 2007	BSE-100%	California

Solar Partners XXII, LLC	Delaware	Mar 6, 2009	BSE-100%	California

Solar Partners XXIII, LLC	Delaware	Mar 6, 2009	BSE-100%	California

Rebel Hidden Valley, LLC	Delaware	Sep 12, 2008	BSE-100%	Nevada

Wildcat Abrams, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Jojoba, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Harcuvar South, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Pinal West, LLC	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat Quartzsite, LLC (formerly Wildcat Saguaro, LLC)	Delaware	Sep 12, 2008	BSE-100%	Arizona

Wildcat White Hills, LLC	Delaware	Jan 26, 2009	BSE-100%	Arizona

Part II

1.	As of the Closing Date, the options outstanding for current employees are 8,746,833 shares of BSE common stock. As of the Closing Date, total options outstanding including consultants, directors and others is 9,082,821 shares of BSE common stock.

2.	As of the Closing Date, Certain investors currently have warrants to purchase a total of 60,387 shares of BSE Series A Preferred Stock outstanding.

SCHEDULE 4.2-2

SCHEDULE 4.12(b) TO

LOAN AND GUARANTY AGREEMENT

REAL ESTATE ASSETS

None.

SCHEDULE 7.11 TO

LOAN AND GUARANTY AGREEMENT

CERTAIN AFFILIATE TRANSACTIONS

Borrower has entered into two agreements with Alstom Power Inc. (“Alstom”), a stockholder of Borrower. The first agreement is a Preferred Turbine Supplier Agreement dated as of August 31, 2010 (“PSA”). Pursuant to the terms of the PSA, Borrower will designate Alstom as the preferred supplier of the next 8 steam turbine electric generator sets (or 2,000 MW, whichever comes first) supplied to certain Borrower facilities (excluding the Projects). The second agreement is a Preferred Partner Agreement dated as of August 31, 2010 (the “PPA”). Pursuant to the terms of the PPA, the parties will work together to develop project opportunities in certain countries. Borrower will designate Alstom as its preferred provider of EPC services for approved project opportunities, and Alstom will designate Borrower as its preferred provider of the solar field for such opportunities.

ATTACHMENT 2

SCHEDULE 5.1

TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D. #
BrightSource Energy, Inc. (“BSE”)	Corporation	Delaware	1999 Harrison Street, Suite 2150, Oakland, CA 94612	76-0836010

BrightSource Construction Management, Inc.	Corporation	Delaware	1999 Harrison Street, Suite 2150, Oakland, CA 94612	37-1553368

BrightSource Asset Holdings, LLC	Limited Liability Company	Delaware	1999 Harrison Street, Suite 2150, Oakland, CA 94612	Uses BSE’s Organizational I.D. #

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name
N/A

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
BrightSource Energy, Inc.	August 17, 2006	Change in name from “Luz II, LLC” to “Luz II, Inc.”

BrightSource Energy, Inc.	August 17, 2006	Conversion from LLC to corporation

BrightSource Energy, Inc.	December 19, 2006	Change in name from “Luz II, Inc.” to “Bright Source Energy, Inc.”

BrightSource Energy, Inc.	May 15, 2007	Change in name from “Bright Source Energy, Inc.” to “BrightSource Energy, Inc.”

BrightSource Construction Management, Inc.	February 15, 2008	Change in name from “BrightSource Engineering & Construction, Inc.” to “BrightSource Construction Management, Inc.”

(D)	Agreements pursuant to which any Grantor is bound as debtor under a security agreement within past five (5) years:

Grantor	Description of Agreement
None.

SCHEDULE 5.1-2

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Equity Pledged

BrightSource Energy, Inc.	BrightSource Construction Management, Inc.	Common	Y	CS-1	$.001 per share	10,000	100%

BrightSource Energy, Inc.	BrightSource Industries (Israel) Ltd. (“BSII”)	Ordinary Shares	Y	No. 2	No par	66	66%

BrightSource Energy, Inc.	BrightSource Operations (Israel) Ltd. (“BSOI”)	Ordinary Shares	Y	No. 2	No par	66	66%

BrightSource Energy, Inc.	BrightSource Energy Australia Pty Ltd1	Ordinary Shares	Y	No. 1	N/A	66	66%

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company Pledged

BrightSource Energy, Inc.	BrightSource Asset Holdings, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners IV, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners V, LLC	N	N/A	N/A	100%

1	Shares will be pledged, but no lien shall be perfected until such time as BrightSource Energy Australia Pty Ltd has assets of material value to BrightSource Energy, Inc. on a consolidated basis.

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company Pledged

BrightSource Energy, Inc.	Solar Partners VI, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners VII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners IX, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners X, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XI, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XIII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XIV, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XV, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XVI, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XVII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XVIII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XIX, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XX, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XXI, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XXII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Solar Partners XXIII, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Rebel Hidden Valley, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Wildcat Abrams, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Wildcat Jojoba, LLC	N	N/A	N/A	100%

SCHEDULE 5.2-2

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company Pledged

BrightSource Energy, Inc.	Wildcat Harcuvar South, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Wildcat Pinal West, LLC	N	N/A	N/A	100%

BrightSource Energy, Inc.	Wildcat Quartzsite, LLC (formerly Wildcat Saguaro, LLC)	N	N/A	N/A	100%

BrightSource Energy, Inc.	Wildcat White Hills, LLC	N	N/A	N/A	100%

Pledged Partnership Interests:
Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership Pledged
N/A

Trust Interests or other Equity Interests not listed above:
Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust Pledged

N/A

SCHEDULE 5.2-3

Pledged Debt:

(2) Pledged Debt	Lender	Borrower	Total Principal Amount	Total Outstanding Principal as of February 28, 2011*	Issue Date	Maturity

Promissory Note	BSE	BSII	[*]	[*]	January 1, 2011	December 31, 2012

Promissory Note	BSE	BSOI	[*]	[*]	January 1, 2011	December 31, 2012

Promissory Note	BSE	SP I	[*]	[*]	December 17, 2010	December 31, 2011 or date of Ivanpah Project Financing

Promissory Note	BSE	SP II	[*]	[*]	December 17, 2010	December 31, 2011 or date of Ivanpah Project Financing

Promissory Note	BSE	SP VIII	[*]	[*]	March 11, 2008	March 31, 2011

Loan Agreement	BSE	BSCM	[*]	[*]	December 20, 2010	No Stated Maturity Date

Loan Agreement	BSE	SP I	[*]	[*]	September 22, 2010	September 22, 2011

Loan Agreement	BSE	SP II	[*]	[*]	September 22, 2010	September 22, 2011

Loan Agreement	BSE	SP VIII	[*]	[*]	September 22, 2010	September 22, 2011
* Unaudited and subject to change.
(3) Securities Accounts	Account Holder	Investment Manager	Investment Amount	Investment Type	Account Number	Balance as of Date

	BSE	Wells Fargo Capital	$9,503,297	U.S Treasury MMF	[*]	December 17, 2010

	BSE	SVB Asset Management	$2,814,177	U.S Treasury MMF	[*]	December 17, 2010

(4) Deposit Accounts		Banking Organization	Account Balance	Account Type	Account Number	Balance as of Date

	BSE	Wells Fargo	4,722,608	Operating / Checking	[*]	December 17, 2010

	BSE	SVB	$158	Operating / Checking	[*]	December 17, 2010

	BSE	City National	$3,100	Operating / Checking	[*]	December 17, 2010

	BSCM	Wells Fargo	$3,370,145	Operating / Checking	[*]	December 17, 2010

	BSE	Wells Fargo	€1,324325	MCA / Operating	[*]	December 17, 2010

	BSE	Wells Fargo	2,303,870 ILS	MCA / Operating	[*]	December 17, 2010

* Confidential Treatment Requested

SCHEDULE 5.2-4

(4) Deposit Accounts		Banking Organization	Account Balance	Account Type	Account Number	Balance as of Date

	BSE	[*]	[*]	Interest Reserve for HTGC	[*]	March 21, 2011

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)
N/A

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor
N/A

* Confidential Treatment Requested

SCHEDULE 5.2-5

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)
See Attachment I Patent Schedule

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor
N/A

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)
See Attachment II Trademark Schedule

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor
N/A

(G)	Trade Secret Licenses

1.	Assignment Agreement dated October 24, 2006 between Borrower and Los Angeles Advisory Services Incorporated (“LAAS”). LAAS is a major stockholder of the Borrower and is in turn owned by Arnold J. Goldman, the Borrower’s founder and Chairman, and members of his immediate family.

2.

Consulting Letter of Agreement among Borrower, Dr. Arieh Meitav and Electrochemical Technologies Consultancy & Services (“ELT”) dated March 1, 2006. Borrower is obligated to pay certain royalties to ELT or Dr. Meitav in the event any intellectual property developed

SCHEDULE 5.2-6

by Dr. Meitav pursuant to this agreement is patented by Borrower, [*].

3.	Invention Assignment Agreement between Borrower and Yuri Kokotov dated June 1, 2006. Borrower is obligated to pay Mr. Kokotov royalties, up to a maximum of $[*], in the event that Borrower derives revenues from sales of Solar Electricity Generating Systems (as described in the agreement) which incorporate certain intellectual property, if any, developed by Mr. Kokotov and assigned to the Borrower. In addition, if Borrower receives a patent based on the intellectual property developed by Mr. Kokotov related to Solar Electricity Generating Systems and assigned to Borrower, and the intellectual property is sold to third parties or licensed as an independent product then Borrower is obligated to pay additional royalties to Mr. Kokotov, up to a maximum of $[*] (exclusive of the royalties paid, if any, described in the prior sentence).

4.	Invention Assignment Agreement between Borrower and Yuri Kokotov dated February 4, 2005. Borrower is obligated to pay Mr. Kokotov certain royalties, up to a maximum of $[*], in the event Borrower derives revenues from sales of algae produced by a Water Fall Bioreactor (as described in the agreement) which incorporate certain intellectual property, if any, developed by Mr. Kokotov and assigned to the Borrower. In addition, if Borrower receives a patent based on the intellectual property developed by Mr. Kokotov related to and assigned to Borrower, and the intellectual property is sold to third parties or licensed as an independent product then Borrower is obligated to pay additional royalties to Mr. Kokotov, up to a maximum of $[*] (exclusive of the royalties paid, if any, described in the prior sentence).

5.	Non-binding Letter of Intent dated February 6, 2009 between Borrower and Arizona State University for the development of AZ Smart (Arizona Solar market analysis and research tool). Borrower expressed an interest in contributing up to $[*] in support of the project in collaboration with Science Foundation of Arizona and its Arizona Solar Technology Institute on an annual basis, payable on a milestone-achieved basis, after additional review of the project proposal.

6.	Unit 1 Purchasing Agreement between BrightSource Construction Management, Inc. and Riley Power Inc. dated as of August 12, 2010 (BSCM Internal WBS Code No. 130-60012-2-13600-10-0120). [*].

7.	Unit 2 Purchasing Agreement between BrightSource Construction Management, Inc. and Riley Power Inc. dated as of August 12, 2010 (BSCM Internal WBS Code No. 130-60046-2-13600-10-0110). [*].

8.	Unit 3 Purchasing Agreement between BrightSource Construction Management, Inc. and Riley Power Inc. dated as of August 12, 2010 (BSCM Internal WBS Code No. 130-60028-2-13600-10-0110). [*].

*	Confidential Treatment Requested

SCHEDULE 5.2-7

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims
N/A

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit
N/A

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party
N/A

SCHEDULE 5.2-8

Attachment I

Patents

1.1 ID	1.2 FILED	TITLE	STATUS	Record Owner

1. PENDING US UTILITY AND PCT APPLICATIONS

103	01 Mar 07	High temperature pipeline	US application 11/681,146	BSE

201	12 Mar 07	Hybrid generation with alternative fuel sources	US application 11/685,144; Responded to non-final office action August 2010	BSE

204	06 Apr 07	Solar plant employing cultivation of organisms	PCT application PCT/US07/66195; US application filed 06 Oct 08 as 12/246,422	BSE

102	1 Aug 07	High density bioreactor system, devices and methods	US application 11/832,201 Responded to non-final office action June 2010	BSE

2. PENDING NON-US APPLICATIONS

105	13 May 07	High temperature solar receiver	Israel application IL 183154	BSE

102	1 Aug 07	High density bioreactor system, devices and methods	Israel application IL 184971	BSE

3. ISSUED PATENTS

108	20 Jan 04	Low Emission Energy Source	US Pat No. 7,191,736 Issued March 20, 2007	BSE

110	14 Jun 05	Hybrid generation with alternative fuel sources	US Pat No. 7,191,597 Issued March 20, 2007	BSE

109	31 May 05	Hybrid generation with alternative fuel sources	US Pat No. 7,331,178 Issued February 19, 2008	BSE

105	11 May 07	High temperature solar receiver	US Pat No. 7,690,377 Issued April 6, 2010	BSE

202	22 Nov 06	Hybrid generation with alternative fuel sources	US Pat No. 7,845,172 Issued December 7, 2010	BrightSource Energy, Inc. (“BSE”)

SCHEDULE 5.2-9

Attachment II

Trademarks

Mark	Country	App No	App Date	Reg No	Reg Date	Classes	Record Owner	Status
BRIGHTSOURCE	United States of America	77/356,210	12/19/2007			06,07,09, 11,37,42	BrightSource Energy, Inc. (“BSE”)	Allowed 2/23/2010 Statement of Use/2nd Extension due 2/23/2011

BRIGHTSOURCE	European Community Trade Mark Office (OHIM)	7005598	6/19/2008	7005598	6/19/2008	07,09,11, 37,40,42	BSE	Registered Renewal due 6/19/2018

BRIGHTSOURCE	Israel	212177	6/19/2008	212177	6/19/2008	09	BSE	Registered Renewal due 6/19/2018

BRIGHTSOURCE	Israel	212179	6/19/2008	212179	6/19/2008	37	BSE	Registered Renewal due 6/19/2018

BRIGHTSOURCE	Israel	212182	6/19/2008	212182	6/19/2008	42	BSE	Registered Renewal due 6/19/2018

LUZ	United States of America	78/895,368	5/30/2006			09,11,40	BSE	Allowed 12/11/2007 Statement of Use FINAL due 12/11/2010

LUZ	United States of America	85/190,577	12/3/2010			09	BSE	Filed Foreign filing deadline 6/3/2010

LUZ	United States of America	85/190,583	12/3/2010			11	BSE	Filed Foreign filing deadline 6/3/2010

LUZ	Israel	218021	12/24/2008			09	BSE	Allowed

LUZ	Israel	218020	12/24/2008			11	BSE	Allowed

SCHEDULE 5.2-10

DOMAINS

Domain Name	Registrant	Registrar	Creation Date	Expiration/ Renewal
brightsourceenergy.com	Bright Source Energy 1999 Harrison Street Oakland, CA 94612 United States

Administrative Contact:

Ben Baruch, Shimi

Bright Source Energy

Kiryat Mada St. 11, Amot Bldg #6

P.O. Box 45220, Har Hotzvim

Jerusalem, 91450

Israel

Ph +972.772025133

Fax +972.153526514133

Email: sbenbaruch@BrightSourceEnergy.com

Technical Contact:

Att: Jackisch, Scott

Bright Source Energy

1999 Harrison Street

Oakland, CA 94612

United States

+1.5105508161

Email: scott@globalizenetworks.com

			Nov 17, 2006	Nov 17, 2014

luz2.com	Domains by Proxy, Inc. DomainsByProxy.com 15111 N. Hayden Rd., Ste 160, PMB 353 Scottsdale, AZ 85260 United States

Administrative Contact:

Private, Registration

Registered through: GoDaddy.com, Inc.

(http://www.godaddy.com)

Domains by Proxy, Inc.

DomainsByProxy.com

15111 N. Hayden Rd.,

Ste 160, PMB 353

Scottsdale, AZ 85260

United States

Ph (480) 624-2599

Fax (480) 624-2598

Email: LUZ2.COM@domainsbyproxy.com

Technical Contact:

Private, Registration

Domains by Proxy, Inc.

DomainsByProxy.com

15111 N. Hayden Rd.,

Ste 160, PMB 353

Scottsdale, AZ 85260

United States

Ph (480) 624-2599

Fax (480) 624-2598

Email: LUZ2.COM@domainsbyproxy.com

			April 1, 2004	April 1, 2015

luz2.net	Domains by Proxy, Inc. DomainsByProxy.com 15111 N. Hayden Rd., Ste 160, PMB	Registered through: GoDaddy.com, Inc. (http://www.godaddy.com) Domain Name: LUZ2.NET Administrative and Technical Contact: Private, Registration Domains by Proxy, Inc.	April 1, 2004	April 1, 2015

SCHEDULE 5.2-11

353 Scottsdale, AZ 85260 United States

DomainsByProxy.com

15111 N. Hayden Rd.,

Ste 160, PMB 353

Scottsdale, AZ 85260

United States

Ph (480) 624-2599

Fax (480) 624-2598

Email: LUZ2.NET@domainsbyproxy.com

Technical Contact:

Private, Registration Domains by Proxy, Inc.

DomainsByProxy.com

15111 N. Hayden Rd., Ste 160, PMB 353

Scottsdale, AZ 85260

United States

Ph (480) 624-2599

Fax (480) 624-2598

Email: LUZ2.NET@domainsbyproxy.com

luz2.us	LUZ2 8 Rabbenu Politi Jerusalem, Outside US/Canada 93390 Israel

Registered through: GoDaddy.com, Inc.

(http://www.godaddy.com)

Administrative Contact:

Ben Baruch, Shimi

LUZ2

Kiryat Mada 11

Jerusalem, Outside US/Canada 91450

Israel

Ph +972.772025133

Email: sbenbaruch@luz2.com

Technical Contact:

Tannen, Chaim Luz2

Kiryat Mada #11, Amot bldg #6

PO Box 44220

Jerusalem, Outside US/Canada 91450

Israel

Ph +972.772025101

Email: ctannen@luz2.com

			April 1, 2004	March 31, 2015

luz2.co.il	Arnold J. Goldman 69 Rehov HaPalmach Jerusalem 92542 Israel Phone: +972 256e988 Email: sphere@netvision.net.il

Administrative and Technical Contact

Ben Baruch, Shimi

Luz II

Kiryat Mada 11

Jerusalem 91450 Israel

Zone Contact:

Arnold J. Goldman

Sphere Ltd

69 Rehov HaPalmach

Jerusalem 92542 Israel

Phone: +972 2 5636988

Email: sphere@netvision.net.il

			April 7, 2004	April 7, 2012

bseinc.com	BrightSource	Registered through: GoDaddy.com, Inc.	Feb 11, 2008	Feb 11, 2012

SCHEDULE 5.2-12

Energy 1999 Harrison St. Suite 500 Oakland, CA 94612 United States

(http://www.godaddy.com)

Administrative and Technical Contact:

Stieglitz, Jeff

BrightSource Energy

1999 Harrison St. Suite 500

Oakland, CA 94612

United States

+1.5105508913

Email: jstieglitz@brightsourceenergy.com

SCHEDULE 5.2-13

SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS

Grantor	Filing Jurisdiction(s)
BrightSource Energy, Inc.	Delaware – Secretary of State

BrightSource Construction Management, Inc.	Delaware – Secretary of State

BrightSource Asset Holdings, LLC	Delaware – Secretary of State